Exhibit 99.1

Annual Meeting of Stockholders Robert W. Carter, Chairman of the Board June 17, 2008

PANDA ETHANOL, INC. Safe Harbor Statement This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward- looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "estimate," "expect," "intend," "may," "plan," "project," "should" and variations of such words or similar expressions. We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward- looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the ability to complete construction of our Hereford facility; issues and/or delay arising in connection with the development and construction of the Hereford facility; permits, easements, site conditions, workmanship, process engineering, and conflicts of interest; future prices for ethanol relative to the prices of corn and gasoline, interest rates, product demand, transportation requirements and costs, as well as the risk factors discussed under "Risk Factors" in our Quarterly Report on Form 10-Q filed on May 20, 2008. our Annual Report on Form 10-K filed on April 15, 2008 and our annual and quarterly reports filed with the Securities and Exchange Commission.

John Zamlen, Vice President Asset Management, Development and Construction

Page 4 PANDA ETHANOL, INC. Construction Highlights Panda's premier biomass-fueled ethanol facility in Hereford, Texas is nearing completion. Plant construction is now 98% complete Foundation settlement remediation work is ahead of schedule Commissioning of the EPI manure gasifier system started May 28 with performance testing scheduled for the end of second quarter of 2008 Intend to begin receiving grain feed stock in early third quarter of 2008 Intend to start ethanol plant operations by the middle of third quarter of 2008 and be in full production by the end of the quarter EPC contractor temporarily suspended work and was given notice of default as reported in our Form 8-K filed on June 17, 2008

Page 5 PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Panda Hereford Looking West - Steam Rising

Page 6 PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Fermentation and Grain Storage Looking West

Page 7 PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Wet Cake, DD&E and Administration Building

Page 8 PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion EPI System Looking North

PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Fuel Handling and Storage Building Page 9

Fuel Unloading System PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Page 10

Ash Disposal Site PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Page 11

PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Evaporation Pond Test - Water Flowing Page 12

Page 13 PANDA HEREFORD ETHANOL, L.P. Construction Site Webcam View - May 25, 2008 at 9:23 p.m. (For real-time updates, see Panda Ethanol's construction webcam at www.pandaethanol.com) Hereford Ethanol Facility Near Completion

Don Thorpe, Vice President Operations

Page 15 PANDA ETHANOL, INC. Operations Highlights; Panda Hereford Ethanol The Panda Hereford senior operations team brings 125 years of relevant experience to the Hereford facility. Since April 16, operations staff have been on watch 24/7 in the control room running plant equipment and providing operational coverage while gaining valuable experience Operations relocated from temporary office accommodations to site administration building the week of June 2 and are now utilizing plant laboratory and maintenance facilities. Maintenance staff are setting up maintenance shop and technicians offices Spare parts inventory arriving and being categorized and properly stored Majority of environmental and safety programs developed with ongoing staff training As of June 2, 2008, 392 loads (8,380 tons) of cattle manure delivered to fuel storage barn, equal to 4.5 - 5 days of inventory PHE staff is performing the "hands on operation" of the EPI gasifier commissioning

PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion EPI Gasifier - Manure Flames Page 16

PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Fuel Storage Barn - Five Day Supply Page 17

PANDA HEREFORD ETHANOL, L.P. Hereford Facility Near Completion Panda Hereford Ethanol - Steam Rising Page 18

Darol Lindloff Chief Executive Officer

PANDA ETHANOL, INC. Industry Snapshot: Ethanol Stocks Since Purchase Point Note Regarding Purchase Point: Assumes investors made initial purchase of... PEIX on May 26, 2006 at $26.38 per share, the date and price of the company's $145 million private placement VSE on June 14, 2006 at $23.00 per share, the date and price of the company's $420 million IPO AVR on June 29, 2006 at $43.00 per share, the date and price of the company's $390 million IPO BIOF on June 13, 2007 at $10.50 per share, the date and price of the company's $55 million IPO Gain/Loss % Page 20

PANDA ETHANOL, INC. Industry Snapshot: Challenging Commodity Prices Page 21

Page 22 PANDA HEREFORD ETHANOL, L.P. Panda Hereford: Designed to be a Low-Cost Leader Target Ethanol Production Date: Next Quarter (3Q08)

Panda Ethanol is Making News Page 23

PANDA ETHANOL, INC. Cost Advantages: Using Cattle Manure as a Fuel Source $7.19 June 16, 2006 $11.80 May27, 2008 Energy Savings WDGS Savings Cost Competitiveness By not having to dry distillers grains Natural Gas Prices $ 23.5 million $ 40 million Natural gas prices for June delivery on May 27: $11.80 per MMBtu Panda's estimated cost of fuel: $2.67 per MMBtu Current savings of 77% Potential energy savings would allow the company to better absorb high corn costs These energy savings equate to a 40-cent per gallon cost advantage on 100 million gallons of annual production Page 24

Cost Efficiencies Use of cattle manure as a fuel, instead of high-priced natural gas, is a significant cost advantage over competitors Unit train capable, double-loop rail tracks allow for efficient transport of ethanol and corn in and out of the facility 45-day grain storage will allow Panda to take advantage of dips in corn prices The ethanol projects that will receive financing when the market for new greenfield ethanol facilities reopens are those which can demonstrate: cost efficiencies, locational advantages, reduced volatility, and new revenue streams." Better Positioned for Today's Market and Tomorrow's PANDA ETHANOL, INC. _ Representatives from major investment banks at a finance breakout session at the 2008 Renewable Fuels Association conference. " Page 25 Locational Advantages Proximity to very large cattle population provides access to abundant fuel supply and expansive WDGS market Access to one of the nation's most liquid corn hubs allows Panda to pull from multiple corn basins for the best price Destination model significantly lowers ethanol transportation costs

New Revenue Streams Using manure as an energy source, instead of fossil fuels, should give Panda's Hereford refinery one of the lowest-carbon foot prints of any similar-sized ethanol facility in the nation Accordingly, Panda Ethanol expects to qualify for, and benefit from the sale of, a significant number of carbon credits The Hereford facility will serve as the model for Panda's other announced biomass-fueled projects. Hereford Groundbreaking Ceremony September 14, 2006 PANDA ETHANOL, INC. Better Positioned for Today's Market and Tomorrow's Page 26 Reduced Volatility Using cattle manure as a fuel source 96 % of the time, virtually eliminates exposure to natural gas price volatility Use of cattle manure provides increased price certainty for the cost of fuel Increased price certainty reduces hedging costs

Page 27 PANDA ETHANOL, INC. Given its strong, long-term fundamentals, we believe the investment thesis for this industry remains intact. Industry Drivers Very Robust Blending Economics: ~ $1.00 discount of ethanol to gasoline plus the .46¢ per gallon blending credit as of June 6, 2008 (July Futures) Record Setting Oil Prices: ~ $134.30 per barrel for July delivery as of June 6, 2008 Sizeable Corn Supply: '08-'09 harvest currently predicted by USDA to be 11.7 billion bushels plus 1.41 billion bushel carry-out from '07-'08 harvest Premium Product: clean burning, renewable and domestically produced - giving us cleaner air to breath and reducing our nation's dependence on foreign oil At present, we continue to see bi-partisan support at both the national and state levels Better Positioned for Today's Market and Tomorrow's

Page 28 PANDA ETHANOL, INC. Goals We intend to validate the company's business model by demonstrating that our Hereford, biomass-fueled ethanol refinery will deliver the benefits for which it was designed and built. We will then take a differentiated and compelling story to Wall Street." Get the Hereford facility on line producing ethanol and revenues Continue to manage costs Raise additional capital Limit new development, manage existing announced projects until the capital markets rebound Work toward greater shareholder liquidity by pursuing the requirements for listing on a major exchange -- Bob Carter, Chairman "

For more information or to access our public filings, please visit our corporate website at http://www.pandaethanol.com